EXHIBIT 99.1
                                                                    ------------


 FOR IMMEDIATE RELEASE                              CONTACT:  LES VAN DYKE
                                                    DIRECTOR, INVESTOR RELATIONS
                                                                 (281) 492-5370

                    DIAMOND OFFSHORE DRILLING, INC. ANNOUNCES
                      FOURTH QUARTER/YEAR-END 2003 RESULTS

Houston, Texas, January 29, 2004 -- Diamond Offshore Drilling, Inc. (NYSE:DO) today reported net income for the fourth quarter of 2003 of $1.3 million, or $0.01 per share on a diluted basis, compared with net income of $6.3 million, or $0.05 per share on a diluted basis in the same period a year earlier. Revenues for the fourth quarter of 2003 were $187.7 million, compared with revenues of $183.0 million for the fourth quarter of 2002.

For the year ended December 31, 2003, the Company reported a net loss of $48.4 million, or $0.37 per share on a diluted basis, compared with net income of $62.5 million, or $0.47 per share on a diluted basis for the same period in 2002. Revenues for the year 2003 were $680.9 million, compared with revenues of $752.6 million in the same period a year earlier.

As of December 31, 2003, there were 129.3 million shares of Diamond Offshore common stock outstanding. During the fourth quarter of 2003, the Company repurchased 1,014,000 shares of its common stock at an aggregate cost of $18.2 million, or $17.96 per share. Depending on market conditions, the Company may, from time to time, purchase shares of its outstanding common stock in the open market or otherwise.

Diamond Offshore is a leader in deep water drilling. The Company's fleet of 45 offshore drilling rigs consists of 30 semisubmersibles, 14 jack-ups and one drillship. The fleet operates in the waters of six of the world's seven continents.

As previously announced, Diamond Offshore will provide an online, real-time simulcast and rebroadcast of its 2003 fourth quarter and year-end earnings release conference call. The live broadcast of the Diamond Offshore Drilling, Inc. quarterly conference call will be available online at www.diamondoffshore.com on January 29, 2004, beginning at 9:00 a.m. Central Time. The online replay will follow immediately and continue for 5 days after the original call. Please go to the web site at least 15 minutes before the broadcast to register, download and install any necessary audio software.

Statements in this press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, and are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

                                      ####

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                                              THREE MONTHS ENDED        TWELVE MONTHS ENDED
                                                                                 DECEMBER 31,               DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2003            2002            2003           2002
                                                                   --------------    ------------   -------------  ------------

  REVENUES:
          Contract drilling.......................................  $    180,278      $   176,725    $    652,098   $   724,213
            Revenues related to reimbursable expenses.............         7,407            6,316          28,843        28,348
                                                                    --------------    ------------   -------------  ------------
                Total revenues....................................       187,685          183,041         680,941       752,561
                                                                    --------------    ------------   -------------  ------------

  OPERATING EXPENSES:
          Contract drilling.......................................       122,629          114,108         487,839       468,272
          Reimbursable expenses...................................         6,579            5,873          26,050        25,885
          Depreciation ...........................................        43,492           45,026         175,578       177,495
          General and administrative..............................         6,273            7,895          28,868        29,009
          (Gain) loss on sale and disposition of assets...........          (522)             (42)            929           (84)
                                                                    --------------    ------------   -------------  ------------
                Total operating expenses..........................       178,451          172,860         719,264       700,577
                                                                    --------------    ------------   -------------  ------------

  OPERATING INCOME (LOSS).........................................         9,234           10,181         (38,323)       51,984

  OTHER INCOME (EXPENSE):
          Gain (loss) on sale of marketable securities............           426            2,483          (6,884)       36,504
          Interest income.........................................         1,772            5,875          12,007        29,767
          Interest expense........................................        (6,543)          (5,825)        (23,928)      (23,583)
          Other, net..............................................            --              874           2,891         1,502
                                                                    --------------    ------------   -------------  ------------

  INCOME (LOSS) BEFORE INCOME TAX EXPENSE.........................         4,889           13,588         (54,237)       96,174

  INCOME TAX BENEFIT (EXPENSE)  (NOTE 1)..........................        (3,587)          (7,292)          5,823       (33,654)
                                                                    --------------    ------------   -------------  ------------

  NET INCOME (LOSS)...............................................  $      1,302     $      6,296    $    (48,414)  $    62,520
                                                                    ==============   =============   =============  ============

  EARNINGS PER SHARE:
          BASIC...................................................  $       0.01     $       0.05    $      (0.37)  $      0.48
                                                                    ==============   =============   =============  ============
          DILUTED.................................................  $       0.01     $       0.05    $      (0.37)  $      0.47
                                                                    ==============   =============   =============  ============

  WEIGHTED AVERAGE SHARES OUTSTANDING:............................
           Shares of common stock.................................       130,005          130,366         130,253       131,285
           Dilutive potential shares of common stock..............            --                2              --         9,428
                                                                    --------------    ------------   -------------  ------------
                    Total weighted average shares outstanding.....       130,005         130,368          130,253       140,713
                                                                    ==============   =============   =============  ============

--------------------------------------------------------------------------------
NOTE 1. The increase in the effective tax rate for the quarter ended December 31, 2003 resulted primarily from the Company's current inability to use foreign tax credits, partially offset by certain other tax reserve adjustments.

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                              RESULTS OF OPERATIONS
                                 (In thousands)

                                                                                  THREE MONTHS ENDED
                                                                                     DECEMBER 31,
                                                                              -------------------------
                                                                                 2003           2002
                                                                              ---------       ---------
                  CONTRACT DRILLING REVENUE
                    High Specification Floaters.......................        $ 74,862       $  69,078
                    Other Semisubmersibles............................          74,711          74,541
                    Jack-ups..........................................          28,086          24,318
                    Integrated Services...............................              --           4,822
                    Other.............................................           2,619           5,596
                    Eliminations......................................              --          (1,630)
                                                                              ---------       ---------
                  TOTAL CONTRACT DRILLING REVENUE.....................       $ 180,278       $ 176,725
                                                                              =========       =========

                  REVENUES RELATED TO REIMBURSABLE
                  EXPENSES........................................            $  7,407       $   6,316
                                                                              =========       =========
                  CONTRACT DRILLING EXPENSE
                    High Specification Floaters.......................        $ 40,093       $  39,844
                    Other Semisubmersibles............................          59,790          51,711
                    Jack-ups..........................................          22,365          23,559
                    Integrated Services...............................            (419)          4,098
                    Other.............................................             800          (3,474)
                    Eliminations......................................              --          (1,630)
                                                                              ---------       ---------
                  TOTAL CONTRACT DRILLING EXPENSE.....................       $ 122,629       $ 114,108
                                                                              =========       =========

                    REIMBURSABLE EXPENSES.............................        $  6,579       $   5,873
                                                                              =========       =========
                  OPERATING INCOME
                    High Specification Floaters.......................        $ 34,769       $  29,234
                    Other Semisubmersibles............................          14,921          22,830
                    Jack-ups..........................................           5,721             759
                    Integrated Services...............................             419             724
                    Other.............................................           1,819           9,070
                    Reimbursables, net................................             828             443
                    Depreciation .....................................         (43,492)        (45,026)
                    General and Administrative Expense................          (6,273)         (7,895)
                    Gain on Sale of Assets............................             522              42
                                                                              ---------       ---------
                  TOTAL OPERATING INCOME..............................        $  9,234       $  10,181
                                                                              =========       =========

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                                                DECEMBER 31,
                                                                                ------------------------------------
                                                                                       2003                 2002
                                                                                ---------------      ---------------
ASSETS

Current assets:
      Cash and cash equivalents...........................................     $       106,345      $       182,453
      Marketable securities...............................................             503,995              627,614
      Accounts receivable.................................................             154,124              146,957
      Rig inventory and supplies..........................................              48,035               45,405
            Prepaid expenses and other....................................              22,764               28,870
                                                                                ---------------      ---------------
                    Total current assets..................................             835,263            1,031,299

Drilling and other property and equipment, net of
     accumulated depreciation.............................................           2,257,876            2,164,627
Goodwill, net of accumulated amortization.................................              11,099               24,714
Other assets..............................................................              30,781               35,668
                                                                                ---------------      ---------------
                    Total assets..........................................     $     3,135,019      $     3,256,308
                                                                                ===============      ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities.....................................................       $       100,000      $       115,945

Long-term debt..........................................................               928,030              924,475

Deferred tax liability..................................................               384,505              375,309

Other liabilities.......................................................                42,004               33,065

Stockholders' equity....................................................             1,680,480            1,807,514
                                                                                ---------------      ---------------
                 Total liabilities and stockholders'equity...............      $     3,135,019      $     3,256,308
                                                                                ===============      ===============

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES


                        AVERAGE DAYRATES AND UTILIZATION


                                         FOURTH QUARTER             THIRD QUARTER              FOURTH QUARTER
                                              2003                       2003                        2002
 ---------------------------------------------------------------------------------------------------------------------
                                  DAYRATE      UTILIZATION      DAYRATE      UTILIZATION     DAYRATE      UTILIZATION
----------------------------------------------------------------------------------------------------------------------
                                                                 (Dayrate in thousands)
  HIGH SPECIFICATION FLOATERS        $97            84%           $97             90%           $99           84%
  OTHER SEMISUBMERSIBLES             $56            69%           $60             57%           $64           61%
  JACK-UPS                           $30            72%           $28             64%           $28           68%






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